UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 6, 2016

Date of Report (Date of earliest event reported)

ADESTO TECHNOLOGIES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-37582	16-1755067
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1250 Borregas Avenue, Sunnyvale	94089
(Address of principal executive offices)	(Zip Code)

(408) 400-0578

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Submissions of Matters to a Vote of Security Holders.

On June 6, 2016, Adesto Technologies Corporation (the “Registrant”) held its 2016 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders voted on the following two proposals and cast their votes as follows:

1. To elect two Class I directors, each to serve until the third annual meeting of stockholders following the Meeting and until his successor has been elected and qualified or until his earlier resignation or removal:

Nominee	For	Withheld	Broker Non-Votes
Barry Cox	7,996,871	79,084	2,777,131
Keith Crandell	7,996,871	79,084	2,777,131

Each of the directors named under Proposal No. 1 was elected.

2. To ratify the appointment of Burr Pilger Mayer, Inc. as the Registrant’s independent registered public accounting firm for the year ending December 31, 2016:

Shares Voted in Favor:	10,771,696
Shares Voted Against:	8,768
Shares Abstaining:	72,622

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADESTO TECHNOLOGIES CORPORATION

	By:	/s/ Ron Shelton
Date: June 10, 2016		Name:	Ron Shelton
		Title:	Chief Financial Officer and Secretary